UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08797
                                   811-09049

Name of Fund: BlackRock International Fund of BlackRock Series, Inc.
              BlackRock Master International Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer
      (principal executive officer), BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 05/31/2008

Date of reporting period: 06/01/2007 - 11/30/2007

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock International Fund                                           BLACKROCK
OF BLACKROCK SERIES, INC.

SEMI-ANNUAL REPORT
NOVEMBER 30, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Semi-Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Fund Financial Statements:
     Statement of Assets and Liabilities .................................     7
     Statement of Operations .............................................     8
     Statements of Changes in Net Assets .................................     9
Fund Financial Highlights ................................................    10
Fund Notes to Financial Statements .......................................    14
Portfolio Summary ........................................................    17
Portfolio Financial Statements:
     Schedule of Investments .............................................    18
     Statement of Assets and Liabilities .................................    21
     Statement of Operations .............................................    22
     Statements of Changes in Net Assets .................................    23
Portfolio Financial Highlights ...........................................    23
Portfolio Notes to Financial Statements ..................................    24
Officers and Directors ...................................................    27
Proxy Results ............................................................    27
BlackRock Fund Information ...............................................    28
Mutual Fund Family .......................................................    30


2       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

A Letter to Shareholders

Dear Shareholder

The November reporting period was fairly tumultuous for financial markets, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of November 30, 2007                                                  6-month      12-month
============================================================================================================
U.S. equities (S&P 500 Index)                                                           -2.33%       + 7.72%
------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                            -8.82        - 1.17
------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                       +2.82        +17.30
------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                +5.32        + 6.05
------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          +2.40        + 2.71
------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)        -2.84        + 3.01
------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility throughout 2007, equity markets displayed surprising resilience. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 3.97% by period-end, while prices correspondingly rose. Meanwhile, the tax-exempt bond market has been challenged by a combination of record-setting supply, economic uncertainty and concerns around the credit worthiness of bond insurers. This brought municipal bond prices to relatively attractive levels and, as such, demand generally held firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o The Fund, through its investment in BlackRock Master International Portfolio, delivered a healthy return for the six-month period, strongly outperforming the benchmark MSCI EAFE Index.

      What factors influenced performance?

o Contributors to performance were broad based, but the Fund's outperformance is largely attributed to strong stock-specific gains from holdings such as Companhia Vale do Rio Doce, Siemens AG, E.ON AG and Tullow Oil Plc.

o An overweight exposure to Asia was beneficial as well. Stocks such as China Life, CNOOC Ltd. and Sun Hung Kai Properties Ltd. rose on the back of strong domestic fundamentals and investment flows into the Hong Kong market from mainland China after the government relaxed foreign ownership restrictions there.

o Exposure to the telecommunications sector also benefited performance. In particular, a focus on companies geared toward faster-growing emerging markets proved positive (for example, PLDT, Telefonica SA, Tele2 AB and
      OTE). Exposure to consumer staples also added value, as some investors favored companies with strong cash flows and stable earnings.

o At an allocation level, our underweight position in Japan and overweight in Asia (ex-Japan) proved advantageous.

o Performance detractors were limited, but selected Japanese financials (ORIX Corp. and SMFG) proved to be a drag as the turnaround in the domestic economy stalled and interest rate rises failed to materialize as fast as expected.

o Elsewhere in the portfolio, our position in Ericsson fell after the company unexpectedly lowered future revenue guidance amid a sharp slowdown in the consumption of higher-margin services.

      Describe recent portfolio activity.

o We reduced the Fund's exposure to financials early in the period, selling positions in AIB and BBVA given concerns regarding their exposure to deteriorating conditions in the housing markets in Ireland and Spain. We also lowered exposure to the industrials and utilities sectors to fund investments in areas where our conviction levels and appreciation potential appeared greater.

o We increased exposure to the energy sector, where we found attractive opportunities such as Acergy SA, Subsea 7, Inc. (deep water oil services) and CNOOC (China oil). We also took advantage of attractive opportunities by adding to positions in telecommunications, materials and consumer discretionary.

      Describe Fund positioning at period-end.

o We believe the global economy is in a midcycle slowdown and will grow at a level close to the long-term trend. We expect the U.S. economy to remain sluggish, but growth elsewhere in the world to remain firm. Inflation and interest rates are expected to remain low.

o In aggregate, equity valuations appear fair, but the spread of valuations remains very compressed and future returns are likely to be lower and more volatile than those in recent years. We favor attractively valued companies that can deliver superior and sustained earnings growth, as these companies should start to command a premium going forward. At the sector level, we currently find a number of attractive opportunities in telecommunications, food, beverage & tobacco and oil services. Our bottom-up stock preferences have led to overweights in Europe and Asia and an underweight in Japan.

Expense Example

                                               Actual                                              Hypothetical**
                        --------------------------------------------------      --------------------------------------------------
                          Beginning        Ending                                 Beginning        Ending
                        Account Value   Account Value     Expenses Paid         Account Value   Account Value     Expenses Paid
                        June 1, 2007    Nov. 30, 2007   During the Period*      June 1, 2007    Nov. 30, 2007   During the Period*
----------------------------------------------------------------------------------------------------------------------------------
Institutional .......    $   1,000        $1,061.50          $    7.86            $   1,000       $1,017.48         $    7.69
Investor A ..........    $   1,000        $1,059.70          $    9.29            $   1,000       $1,016.08         $    9.10
Investor B ..........    $   1,000        $1,053.60          $   14.98            $   1,000       $1,010.51         $   14.67
Investor C ..........    $   1,000        $1,055.80          $   13.14            $   1,000       $1,012.32         $   12.86
----------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.52% for Institutional, 1.80% for Investor A, 2.91% for Investor B and 2.55% for Investor C), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the MSCI Europe, Australasia and Far East Index. Values are from October 30, 1998 to November 2007.

                                                                    MSCI Europe,
                   Institutional            Investor A           Australasia and
                        Shares*+              Shares*+          Far East Index++
10/30/98**               $10,000               $ 9,475                   $10,000
11/98                    $10,220               $ 9,683                   $10,512
11/99                    $12,730               $12,033                   $12,731
11/00                    $11,066               $10,429                   $11,499
11/01                    $ 8,950               $ 8,411                   $ 9,299
11/02                    $ 7,633               $ 7,157                   $ 8,137
11/03                    $ 8,885               $ 8,309                   $10,108
11/04                    $10,713               $ 9,999                   $12,553
11/05                    $12,073               $11,237                   $14,216
11/06                    $14,452               $13,419                   $18,224
11/07                    $16,772               $15,525                   $21,377

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in BlackRock Master International Portfolio of BlackRock Master LLC. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

Performance Summary for the Period Ended November 30, 2007

                                                                             Average Annual Total Returns*
                                                ---------------------------------------------------------------------------------
                                                                       1 Year                 5 Years          Since Inception**
                                                                -------------------    -------------------    -------------------
                                                   6-Month      w/o sales   w/sales    w/o sales   w/sales    w/o sales   w/sales
                                                Total Returns     charge     charge      charge     charge     charge     charge
---------------------------------------------------------------------------------------------------------------------------------
Institutional ................................     +6.15%         +16.06%        --      +17.05%        --      +5.86%        --
Investor A ...................................     +5.97          +15.69     + 9.62%     +16.75     +15.50%     +5.59      +4.96%
Investor B ...................................     +5.36          +14.47     + 9.97      +15.79     +15.57      +4.86      +4.86
Investor C ...................................     +5.58          +14.79     +13.79      +15.85     +15.85      +4.76      +4.76
MSCI Europe, Australasia and Far East Index ..     +2.82          +17.30         --      +21.31         --      +8.72         --
---------------------------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.
**    The Fund commenced operations on 10/30/98.

      Past performance is not indicative of future results.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after the sixth year. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on June 1, 2007 and held through November 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Statement of Assets and Liabilities                 BlackRock International Fund

As of November 30, 2007 (Unaudited)
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
Investment in BlackRock Master International Portfolio (the "Portfolio"), at value
  (identified cost -- $114,303,465) ..........................................................          $ 126,257,910
Prepaid expenses and other assets ............................................................                 46,242
                                                                                                        -------------
Total assets .................................................................................            126,304,152
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
Payables:
    Distributor ..............................................................................                 67,965
    Other affiliates .........................................................................                 67,056
    Administrator ............................................................................                 25,587
                                                                                                        -------------
Total liabilities ............................................................................                160,608
                                                                                                        -------------
=====================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------
Net Assets ...................................................................................          $ 126,143,544
                                                                                                        =============
=====================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------
Institutional Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ........          $          82
Investor A Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ...........                    266
Investor B Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ...........                    371
Investor C Shares of Common Stock, $.0001 par value, 100,000,000 shares authorized ...........                    154
Paid-in capital in excess of par .............................................................            156,127,010
Accumulated distributions in excess of investment income -- net ..............................               (117,726)
Accumulated realized capital losses allocated from the Portfolio -- net ......................            (41,821,058)
Unrealized appreciation allocated from the Portfolio -- net ..................................             11,954,445
                                                                                                        -------------
Net assets ...................................................................................          $ 126,143,544
                                                                                                        =============
=====================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $12,282,384 and 821,827 shares outstanding ...........          $       14.95
                                                                                                        =============
Investor A -- Based on net assets of $39,460,699 and 2,664,860 shares outstanding ............          $       14.81
                                                                                                        =============
Investor B -- Based on net assets of $52,548,247 and 3,710,080 shares outstanding ............          $       14.16
                                                                                                        =============
Investor C -- Based on net assets of $21,852,214 and 1,538,669 shares outstanding ............          $       14.20
                                                                                                        =============

      See Notes to Financial Statements.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       7

Statement of Operations                             BlackRock International Fund

For the Six Months Ended November 30, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income allocated from the Portfolio:
    Dividends ..................................................................................                      $   1,334,107
    Interest from affiliates ...................................................................                             23,922
    Expenses ...................................................................................                           (608,732)
                                                                                                                      -------------
Total income ...................................................................................                            749,297
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Service and distribution fees -- Investor B ....................................................    $     268,438
Administration fees ............................................................................          154,011
Transfer agent fees -- Investor B ..............................................................          148,785
Service and distribution fees -- Investor C ....................................................          108,075
Service fees -- Investor A .....................................................................           45,245
Transfer agent fees -- Investor A ..............................................................           35,721
Printing and shareholder reports ...............................................................           30,705
Registration fees ..............................................................................           26,727
Transfer agent fees -- Investor C ..............................................................           21,123
Professional fees ..............................................................................           11,288
Transfer agent fees -- Institutional ...........................................................            9,759
Other ..........................................................................................            4,980
                                                                                                    -------------
Total expenses .................................................................................                            864,857
                                                                                                                      -------------
Investment loss -- net .........................................................................                           (115,560)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net .........................................................................        7,464,805
    Foreign currency transactions -- net .......................................................          (30,129)        7,434,676
                                                                                                    -------------
Change in unrealized appreciation on:
    Investments -- net .........................................................................         (598,087)
    Foreign currency transactions -- net .......................................................           36,068          (562,019)
                                                                                                    -------------------------------
Total realized and unrealized gain -- net ......................................................                          6,872,657
                                                                                                                      -------------
Net Increase in Net Assets Resulting from Operations ...........................................                      $   6,757,097
                                                                                                                      =============

      See Notes to Financial Statements.


8       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Statements of Changes in Net Assets                 BlackRock International Fund

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     November 30,       Year Ended
                                                                                                         2007             May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net ................................................................    $    (115,560)    $     188,798
Realized gain -- net ...........................................................................        7,434,676        25,383,534
Change in unrealized appreciation -- net .......................................................         (562,019)       (7,673,440)
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        6,757,097        17,898,892
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ..............................................................................          (74,593)         (188,373)
    Investor A .................................................................................         (150,124)         (286,547)
    Investor B .................................................................................               --          (397,492)
    Investor C .................................................................................               --          (126,047)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends to shareholders ............................         (224,717)         (998,459)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from capital share transactions .............................       (6,832,849)      (19,755,833)
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee .................................................................................               16             1,164
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets ...................................................................         (300,453)       (2,854,236)
Beginning of period ............................................................................      126,443,997       129,298,233
                                                                                                    -------------------------------
End of period* .................................................................................    $ 126,143,544     $ 126,443,997
                                                                                                    ===============================
    * Undistributed (accumulated distributions in excess of) investment income -- net ..........    $    (117,726)    $     222,551
                                                                                                    ===============================

      See Notes to Financial Statements.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       9

Financial Highlights                                BlackRock International Fund

                                                                                       Institutional
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended                         For the Year Ended
The following per share data and ratios                 November 30,                              May 31,
have been derived from information                         2007         ----------------------------------------------------------
provided in the financial statements.                   (Unaudited)       2007         2006         2005         2004        2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........          $ 14.18       $ 12.38      $ 10.05      $  8.90      $  7.40     $  8.49
                                                          ------------------------------------------------------------------------
Investment income -- net** .....................              .05           .12          .08          .07          .06         .05
Realized and unrealized gain (loss) -- net .....              .81@@        1.87@@       2.39@@       1.11@@       1.44       (1.14)
                                                          ------------------------------------------------------------------------
Total from investment operations ...............              .86          1.99         2.47         1.18         1.50       (1.09)
                                                          ------------------------------------------------------------------------
Less dividends from investment income -- net ...             (.09)         (.19)        (.14)        (.03)          --          --
                                                          ------------------------------------------------------------------------
Net asset value, end of period .................          $ 14.95       $ 14.18      $ 12.38      $ 10.05      $  8.90     $  7.40
                                                          ========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .............             6.15%@       16.29%       24.80%       13.31%       20.27%     (12.84%)
                                                          ========================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses .......................................             1.52%*        1.65%        1.74%        1.72%        1.77%       1.77%
                                                          ========================================================================
Investment income -- net .......................              .69%*         .97%         .72%         .76%         .75%        .67%
                                                          ========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .......          $12,282       $12,133      $12,453      $11,946      $13,901     $15,957
                                                          ========================================================================
Portfolio turnover of the Portfolio ............               85%          151%          96%          49%          74%        133%
                                                          ========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of any sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


10       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Financial Highlights (continued)                    BlackRock International Fund

                                                                                        Investor A
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended                         For the Year Ended
The following per share data and ratios                 November 30,                              May 31,
have been derived from information                         2007         ----------------------------------------------------------
provided in the financial statements.                   (Unaudited)       2007         2006         2005         2004        2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........          $ 14.04       $ 12.26      $  9.94      $  8.80      $  7.34     $  8.45
                                                          ------------------------------------------------------------------------
Investment income -- net** .....................              .03           .10          .06          .03          .04         .03
Realized and unrealized gain (loss) -- net .....              .80@@        1.84@@       2.36@@       1.12@@       1.42       (1.14)
                                                          ------------------------------------------------------------------------
Total from investment operations ...............              .83          1.94         2.42         1.15         1.46       (1.11)
                                                          ------------------------------------------------------------------------
Less dividends from investment income -- net ...             (.06)         (.16)        (.10)        (.01)          --          --
                                                          ------------------------------------------------------------------------
Net asset value, end of period .................          $ 14.81       $ 14.04      $ 12.26      $  9.94      $  8.80     $  7.34
                                                          ========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .............             5.97%@       16.02%       24.51%       13.04%       19.89%     (13.14%)
                                                          ========================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses .......................................             1.80%*        1.91%        1.98%        1.97%        2.00%       2.02%
                                                          ========================================================================
Investment income -- net .......................              .43%*         .77%         .53%         .30%         .55%        .48%
                                                          ========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .......          $39,461       $35,750      $21,807      $18,058      $28,428     $27,838
                                                          ========================================================================
Portfolio turnover of the Portfolio ............               85%          151%          96%          49%          74%        133%
                                                          ========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       11

Financial Highlights (continued)                    BlackRock International Fund

                                                                                        Investor B
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended                         For the Year Ended
The following per share data and ratios                 November 30,                              May 31,
have been derived from information                         2007         ----------------------------------------------------------
provided in the financial statements.                   (Unaudited)       2007         2006         2005         2004        2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........          $ 13.44       $ 11.75      $  9.54      $  8.51      $  7.14     $  8.29
                                                          ------------------------------------------------------------------------
Investment loss -- net** .......................             (.05)         (.02)        (.03)        (.02)        (.02)       (.02)
Realized and unrealized gain (loss) -- net .....              .77@@        1.78@@       2.27@@       1.05@@       1.39       (1.13)
                                                          ------------------------------------------------------------------------
Total from investment operations ...............              .72          1.76         2.24         1.03         1.37       (1.15)
                                                          ------------------------------------------------------------------------
Less dividends from investment income -- net ...               --          (.07)        (.03)          --           --          --
                                                          ------------------------------------------------------------------------
Net asset value, end of period .................          $ 14.16       $ 13.44      $ 11.75      $  9.54      $  8.51     $  7.14
                                                          ========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .............             5.36%@       15.02%       23.52%       12.10%       19.19%     (13.87%)
                                                          ========================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses .......................................             2.91%*        2.76%        2.76%        2.75%        2.80%       2.82%
                                                          ========================================================================
Investment loss -- net .........................             (.73%)*       (.20%)       (.31%)       (.24%)       (.25%)      (.36%)
                                                          ========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .......          $52,548       $56,428      $71,575      $69,342      $76,727     $75,953
                                                          ========================================================================
Portfolio turnover of the Portfolio ............               85%          151%          96%          49%          74%        133%
                                                          ========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


12       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Financial Highlights (concluded)                    BlackRock International Fund

                                                                                        Investor C
                                                        --------------------------------------------------------------------------
                                                        For the Six
                                                        Months Ended                         For the Year Ended
The following per share data and ratios                 November 30,                              May 31,
have been derived from information                         2007         ----------------------------------------------------------
provided in the financial statements.                   (Unaudited)       2007         2006         2005         2004        2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........          $ 13.45       $ 11.75      $  9.54      $  8.51      $  7.14     $  8.29
                                                          ------------------------------------------------------------------------
Investment loss -- net** .......................             (.02)         (.01)        (.03)        (.02)        (.02)       (.03)
Realized and unrealized gain (loss) -- net .....              .77@@        1.78@@       2.27@@       1.05@@       1.39       (1.12)
                                                          ------------------------------------------------------------------------
Total from investment operations ...............              .75          1.77         2.24         1.03         1.37       (1.15)
                                                          ------------------------------------------------------------------------
Less dividends from investment income -- net ...               --          (.07)        (.03)          --           --          --
                                                          ------------------------------------------------------------------------
Net asset value, end of period .................          $ 14.20       $ 13.45      $ 11.75      $  9.54      $  8.51     $  7.14
                                                          ========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .............             5.58%@       15.09%       23.47%       12.10%       19.19%     (13.87%)
                                                          ========================================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses .......................................             2.55%*        2.68%        2.77%        2.76%        2.82%       2.82%
                                                          ========================================================================
Investment loss -- net .........................             (.36%)*       (.09%)       (.32%)       (.27%)       (.29%)      (.42%)
                                                          ========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .......          $21,852       $22,133      $23,463      $22,879      $27,485     $32,018
                                                          ========================================================================
Portfolio turnover of the Portfolio ............               85%          151%          96%          49%          74%        133%
                                                          ========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales charges.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income -- net.
@     Aggregate total investment return.
@@    Includes a redemption fee, which is less than $.01 per share.

      See Notes to Financial Statements.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       13

Notes to Financial Statements (Unaudited)           BlackRock International Fund

1. Significant Accounting Policies:

BlackRock International Fund (the "Fund") of BlackRock Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the "Portfolio") of BlackRock Master LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at November 30, 2007 was 100%. The Fund offers multiple classes of shares. Institutional Shares generally are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- Effective November 30, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48 "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended May 31, 2004 through May 31, 2007.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


14       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Notes to Financial Statements (continued)           BlackRock International Fund

2. Transactions with Affiliates:

The Corporation, on behalf of the Fund, has entered into an Administration Agreement with BlackRock Advisors, LLC (the "Administrator"), an indirect, wholly owned subsidiary of BlackRock, Inc. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Corporation, on behalf of the Fund, has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Service      Distribution
                                                         Fee            Fee
--------------------------------------------------------------------------------
Investor A ..........................................    .25%            --
Investor B ..........................................    .25%           .75%
Investor C ..........................................    .25%           .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing distribution-related services to Investor B and Investor C shareholders.

For the six months ended November 30, 2007, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares which totaled $3,768.

For the six months ended November 30, 2007, affiliates received contingent deferred sales charges of $2,341 and $165 relating to transactions in Investor B and Investor C Shares, respectively.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the six months ended November 30, 2007, the following amounts have been accrued by the Fund to reimburse the Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ........................................................    $  242
Investor A ...........................................................    $1,296
Investor B ...........................................................    $1,260
Investor C ...........................................................    $1,061
--------------------------------------------------------------------------------

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $6,832,849 and $19,755,833 for the six months ended November 30, 2007 and the year ended May 31, 2007, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six Months                                Dollar
Ended November 30, 2007                                  Shares        Amount
-------------------------------------------------------------------------------
Shares sold ....................................         17,026     $   246,456
Shares issued to shareholders in reinvestment
  of dividends .................................          5,110          67,056
                                                       ------------------------
Total issued ...................................         22,136         313,512
Shares redeemed ................................        (55,953)       (796,623)
                                                       ------------------------
Net decrease ...................................        (33,817)    $  (483,111)
                                                       ========================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                      Dollar
Ended May 31, 2007                                       Shares        Amount
-------------------------------------------------------------------------------
Shares sold ....................................        102,421     $ 1,260,887
Shares issued to shareholders in reinvestment
  of dividends .................................         12,783         160,677
                                                       ------------------------
Total issued ...................................        115,204       1,421,564
Shares redeemed ................................       (265,784)     (3,322,164)
                                                       ------------------------
Net decrease ...................................       (150,580)    $(1,900,600)
                                                       ========================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                   Dollar
Ended November 30, 2007                                  Shares        Amount
-------------------------------------------------------------------------------
Shares sold and automatic conversion of shares .        548,096     $ 7,854,374
Shares issued to shareholders in reinvestment
  of dividends .................................         10,054         130,879
                                                       ------------------------
Total issued ...................................        558,150       7,985,253
Shares redeemed ................................       (440,106)     (6,232,367)
                                                       ------------------------
Net increase ...................................        118,044     $ 1,752,886
                                                       ========================


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       15

Notes to Financial Statements (concluded)           BlackRock International Fund

-------------------------------------------------------------------------------
Investor A Shares for the Year                                         Dollar
Ended May 31, 2007                                     Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,826,013     $ 23,387,248
Automatic conversion of shares ...............          30,863          376,949
Shares issued to shareholders in reinvestment
  of dividends ...............................          21,871          272,736
                                                    ---------------------------
Total issued .................................       1,878,747       24,036,933
Shares redeemed ..............................      (1,110,949)     (14,360,866)
                                                    ---------------------------
Net increase .................................         767,798     $  9,676,067
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                   Dollar
Ended November 30, 2007                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................         581,490     $  7,947,002
Shares redeemed and automatic conversion
  of shares ..................................      (1,069,929)     (14,596,416)
                                                    ---------------------------
Net decrease .................................        (488,439)    $ (6,649,414)
                                                    ===========================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                         Dollar
Ended May 31, 2007                                     Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,429,741     $ 17,605,872
Shares issued to shareholders in reinvestment
  of dividends ...............................          30,377          365,136
                                                    ---------------------------
Total issued .................................       1,460,118       17,971,008
                                                    ---------------------------
Shares redeemed ..............................      (3,322,246)     (40,773,785)
Automatic conversion of shares ...............         (32,213)        (376,949)
                                                    ---------------------------
Total redeemed ...............................      (3,354,459)     (41,150,734)
                                                    ---------------------------
Net decrease .................................      (1,894,341)    $(23,179,726)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                   Dollar
Ended November 30, 2007                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................          51,404     $    707,775
Shares redeemed ..............................        (158,068)      (2,160,985)
                                                    ---------------------------
Net decrease .................................        (106,664)    $ (1,453,210)
                                                    ===========================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                         Dollar
Ended May 31, 2007                                     Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..................................          98,864     $  1,212,045
Shares issued to shareholders in reinvestment
  of dividends ...............................           9,012          108,329
                                                    ---------------------------
Total issued .................................         107,876        1,320,374
Shares redeemed ..............................        (459,955)      (5,671,948)
                                                    ---------------------------
Net decrease .................................        (352,079)    $ (4,351,574)
                                                    ===========================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

4. Capital Loss Carryforward:

On May 31, 2007, the Fund had a net capital loss carryforward of $49,253,540, of which $2,490,488 expires in 2010 and $46,763,052 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


16       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Portfolio Summary                       BlackRock Master International Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Siemens AG .........................................................     3.5%
British American Tobacco Plc .......................................     2.7
UniCredito Italiano SpA ............................................     2.7
DBS Group Holdings Ltd. ............................................     2.5
CNOOC Ltd. .........................................................     2.5
Swedish Match AB ...................................................     2.5
Unilever Plc .......................................................     2.4
Standard Chartered Plc .............................................     2.3
Taiwan Semiconductor Manufacturing Co, Ltd. ........................     2.3
Continental AG .....................................................     2.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Commercial Banks ...................................................     9.9%
Oil, Gas & Consumable Fuels ........................................     8.2
Wireless Telecommunication Services ................................     5.4
Diversified Telecommunication Services .............................     5.3
Tobacco ............................................................     5.2
--------------------------------------------------------------------------------
      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Ten Largest Countries                                                 Net Assets
--------------------------------------------------------------------------------
United Kingdom .....................................................    29.2%
Germany ............................................................    13.9
Japan ..............................................................     8.2
Hong Kong ..........................................................     5.9
France .............................................................     5.8
Italy ..............................................................     4.7
Taiwan .............................................................     4.4
Sweden .............................................................     4.4
Switzerland ........................................................     2.9
Brazil .............................................................     2.6
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
Europe (excluding United Kingdom) ..................................    41.7%
United Kingdom .....................................................    29.1
Pacific Basin/Asia .................................................    23.0
Latin America ......................................................     4.7
North America ......................................................     1.4
Other* .............................................................     0.1
--------------------------------------------------------------------------------
*     Includes holdings in short-term investments


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       17

Schedule of Investments as of November 30, 2007 (Unaudited)
                      BlackRock Master International Portfolio (in U.S. dollars)

                                                        Shares
Common Stocks                                             Held         Value
===============================================================================
Europe
-------------------------------------------------------------------------------
Belgium -- 1.4%
Beverages -- 1.4%
InBev NV                                                20,980     $  1,837,572
-------------------------------------------------------------------------------
Total Common Stocks in Belgium                                        1,837,572
===============================================================================
Denmark -- 1.7%
Electrical Equipment -- 1.7%
Vestas Wind Systems A/S (b)                             22,488        2,135,139
-------------------------------------------------------------------------------
Total Common Stocks in Denmark                                        2,135,139
===============================================================================
France -- 5.8%
Auto Components -- 1.2%
Compagnie Generale des Etablissements Michelin          12,405        1,470,525
-------------------------------------------------------------------------------
Automobiles -- 2.2%
Renault SA                                              18,993        2,763,300
-------------------------------------------------------------------------------
Media -- 2.4%
Eutelsat Communications                                 72,386        1,929,446
JC Decaux SA                                            29,381        1,137,759
                                                                   ------------
                                                                      3,067,205
-------------------------------------------------------------------------------
Total Common Stocks in France                                         7,301,030
===============================================================================
Germany -- 13.9%
Auto Components -- 2.3%
Continental AG                                          22,317        2,902,793
-------------------------------------------------------------------------------
Chemicals -- 1.2%
Linde AG                                                12,000        1,569,805
-------------------------------------------------------------------------------
Electric Utilities -- 1.7%
E.ON AG                                                 10,541        2,148,449
-------------------------------------------------------------------------------
Electrical Equipment -- 1.5%
SGL Carbon AG (b)                                       33,050        1,859,561
-------------------------------------------------------------------------------
Health Care Providers & Services -- 1.9%
Fresenius Medical Care AG                               42,618        2,382,942
-------------------------------------------------------------------------------
Industrial Conglomerates -- 3.5%
Siemens AG                                              29,338        4,451,668
-------------------------------------------------------------------------------
Insurance -- 1.8%
Allianz AG Registered Shares                            10,945        2,257,691
-------------------------------------------------------------------------------
Total Common Stocks in Germany                                       17,572,909
===============================================================================
Greece -- 1.6%
Diversified Telecommunication Services -- 1.6%
Hellenic Telecommunications Organization SA             54,560        1,973,116
-------------------------------------------------------------------------------
Total Common Stocks in Greece                                         1,973,116
===============================================================================
Italy -- 4.7%
Commercial Banks -- 4.7%
Banca Intesa SpA                                       325,000        2,591,252
UniCredito Italiano SpA                                398,404        3,393,326
                                                                   ------------
                                                                      5,984,578
-------------------------------------------------------------------------------
Total Common Stocks in Italy                                          5,984,578
===============================================================================
Netherlands -- 1.9%
Chemicals -- 1.9%
Akzo Nobel NV                                           31,934        2,448,016
-------------------------------------------------------------------------------
Total Common Stocks in the Netherlands                                2,448,016
===============================================================================
Norway -- 1.6%
Energy Equipment & Services -- 1.6%
Acergy SA                                               59,048        1,261,436
Subsea 7, Inc. (b)                                      30,942          711,214
                                                                   ------------
                                                                      1,972,650
-------------------------------------------------------------------------------
Total Common Stocks in Norway                                         1,972,650
===============================================================================
Spain -- 1.8%
Diversified Telecommunication Services -- 1.8%
Telefonica SA                                           67,197        2,252,188
-------------------------------------------------------------------------------
Total Common Stocks in Spain                                          2,252,188
===============================================================================
Sweden -- 4.4%
Diversified Telecommunication Services -- 1.9%
Tele2 AB                                               103,877        2,373,421
-------------------------------------------------------------------------------
Tobacco -- 2.5%
Swedish Match AB                                       135,279        3,122,662
-------------------------------------------------------------------------------
Total Common Stocks in Sweden                                         5,496,083
===============================================================================
Switzerland -- 2.9%
Oil, Gas & Consumable Fuels -- 1.3%
Petroplus Holdings AG (b)                               20,481        1,672,767
-------------------------------------------------------------------------------
Pharmaceuticals -- 1.6%
Roche Holding AG                                        10,751        2,045,685
-------------------------------------------------------------------------------
Total Common Stocks in Switzerland                                    3,718,452
===============================================================================
United Kingdom -- 29.2%
Aerospace & Defense -- 2.0%
BAE Systems Plc                                        263,828        2,495,084
-------------------------------------------------------------------------------
Capital Markets -- 2.3%
Man Group Plc                                          219,118        2,504,725
Man Group Plc (Assd Imm Cap)                           250,421          350,589
                                                                   ------------
                                                                      2,855,314
-------------------------------------------------------------------------------
Commercial Banks -- 2.3%
Standard Chartered Plc                                  75,431        2,968,235
-------------------------------------------------------------------------------
Food & Staples Retailing -- 2.1%
Tesco Plc                                              263,143        2,591,396
-------------------------------------------------------------------------------
Food Products -- 3.9%
Cadbury Schweppes Plc                                  147,442        1,888,494
Unilever Plc                                            83,391        3,058,584
                                                                   ------------
                                                                      4,947,078
-------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 3.9%
Compass Group Plc                                      350,000        2,293,637
Dolphin Capital (b)                                    506,828        1,159,223
Enterprise Inns Plc                                    138,750        1,517,578
                                                                   ------------
                                                                      4,970,438
-------------------------------------------------------------------------------
Insurance -- 1.9%
Prudential Plc                                         170,833        2,384,778
-------------------------------------------------------------------------------
Metals & Mining -- 3.7%
Anglo American Plc                                      36,367        2,456,866
Xstrata Plc                                             32,302        2,270,570
                                                                   ------------
                                                                      4,727,436
-------------------------------------------------------------------------------


18       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

                     BlackRock Master International Portfolio  (in U.S. dollars)

                                                        Shares
Common Stocks                                             Held          Value
===============================================================================
Europe (concluded)
-------------------------------------------------------------------------------
United Kingdom (concluded)
Oil, Gas & Consumable Fuels -- 4.4%
BG Group Plc                                            92,737     $  1,940,918
Cairn Energy Plc                                        29,656        1,432,195
Tullow Oil Plc                                         156,274        2,155,836
                                                                   ------------
                                                                      5,528,949
-------------------------------------------------------------------------------
Tobacco -- 2.7%
British American Tobacco Plc                            87,470        3,393,419
-------------------------------------------------------------------------------
Total Common Stocks in the United Kingdom                            36,862,127
-------------------------------------------------------------------------------
Total Common Stocks in Europe -- 70.9%                               89,553,860
===============================================================================

===============================================================================
Latin America
-------------------------------------------------------------------------------
Brazil -- 2.6%
Media -- 1.4%
NET Servicos de Comunicacao SA (a)                     117,657        1,736,617
-------------------------------------------------------------------------------
Metals & Mining -- 1.2%
Companhia Vale do Rio Doce (Common Shares) (a)          43,752        1,512,944
-------------------------------------------------------------------------------
Total Common Stocks in Brazil                                         3,249,561
===============================================================================
Mexico -- 2.1%
Wireless Telecommunication Services -- 2.1%
America Movil, SA de CV (a)                             43,080        2,656,313
-------------------------------------------------------------------------------
Total Common Stocks in Mexico                                         2,656,313
-------------------------------------------------------------------------------
Total Common Stocks in Latin America -- 4.7%                          5,905,874
===============================================================================

===============================================================================
Pacific Basin/Asia
-------------------------------------------------------------------------------
Hong Kong -- 5.9%
Commercial Banks -- 0.4%
CITIC International Financial Holdings Ltd.            793,000          511,288
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 2.5%
CNOOC Ltd.                                           1,696,598        3,129,117
-------------------------------------------------------------------------------
Real Estate Management & Development -- 1.7%
Sun Hung Kai Properties Ltd.                           101,500        2,101,452
-------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.3%
China Mobile Ltd.                                       91,000        1,640,956
-------------------------------------------------------------------------------
Total Common Stocks in Hong Kong                                      7,382,813
===============================================================================
Japan -- 8.2%
Automobiles -- 1.5%
Suzuki Motor Corp.                                      57,500        1,868,110
-------------------------------------------------------------------------------
Chemicals -- 2.0%
Toray Industries, Inc.                                 316,000        2,548,135
-------------------------------------------------------------------------------
Consumer Finance -- 1.6%
ORIX Corp.                                              10,000        2,033,029
-------------------------------------------------------------------------------
Machinery -- 1.7%
Kubota Corp.                                           289,000        2,132,745
-------------------------------------------------------------------------------
Software -- 1.4%
Nintendo Co., Ltd.                                       2,800        1,700,940
-------------------------------------------------------------------------------
Total Common Stocks in Japan                                         10,282,959
===============================================================================
Philippines -- 2.0%
Wireless Telecommunication Services -- 2.0%
Philippine Long Distance Telephone Co.                  35,480        2,571,315
-------------------------------------------------------------------------------
Total Common Stocks in the Philippines                                2,571,315
===============================================================================
Singapore -- 2.5%
Commercial Banks -- 2.5%
DBS Group Holdings Ltd.                                226,000        3,137,155
-------------------------------------------------------------------------------
Total Common Stocks in Singapore                                      3,137,155
===============================================================================
Taiwan -- 4.4%
Electronic Equipment & Instruments -- 2.1%
HON HAI Precision Industry Co., Ltd.                   425,412        2,716,350
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.         1,569,135        2,947,417
-------------------------------------------------------------------------------
Total Common Stocks in Taiwan                                         5,663,767
-------------------------------------------------------------------------------
Total Common Stocks in the
Pacific Basin/Asia -- 23.0%                                          29,038,009
-------------------------------------------------------------------------------
Total Common Stocks
(Cost -- $112,808,861) -- 98.6%                                     124,497,743
===============================================================================

===============================================================================
North America
-------------------------------------------------------------------------------
Structured Notes
===============================================================================
United States -- 1.4%
Diversified Financial Services -- 1.4%
Citigroup Global Markets Holdings, Inc.
  (Emaar Properties PJSC), due 3/19/2008 (b)(e)        535,000        1,808,616
-------------------------------------------------------------------------------
Total Structured Notes (Cost -- $1,609,066) -- 1.4%                   1,808,616
===============================================================================

===============================================================================
                                                    Beneficial
Short-Term Securities                                 Interest
===============================================================================
BlackRock Liquidity Series, LLC
    Cash Sweep Series, 4.75% (c)(d)                   $107,520          107,520
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $107,520) -- 0.1%                                              107,520
===============================================================================
Total Investments (Cost -- $114,525,447*) -- 100.1%                 126,413,879

Liabilities in Excess of Other Assets -- (0.1%)                        (155,969)
                                                                   ------------
Net Assets -- 100.0%                                               $126,257,910
                                                                   ============


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       19

Schedule of Investments (concluded)
                     BlackRock Master International Portfolio  (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 114,527,642
                                                                  =============
      Gross unrealized appreciation ..........................    $  15,434,333
      Gross unrealized depreciation ..........................       (3,548,096)
                                                                  -------------
      Net unrealized appreciation ............................    $  11,886,237
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                              $(1,502,934)     $23,922
      --------------------------------------------------------------------------

(d)   Represents the current yield as of November 30, 2007.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of The Securities Act of 1933.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o Forward foreign exchange contracts as of November 30, 2007 were as follows:

      -------------------------------------------------------------------------
      Foreign Currency                    Settlement                Unrealized
      Purchased                              Date                  Depreciation
      -------------------------------------------------------------------------
      GBP         101,411                December 2007             $       (860)
      JPY     201,513,296                December 2007                  (18,180)
      -------------------------------------------------------------------------
      Total Unrealized Depreciation on
      Forward Foreign Exchange Contracts -- Net
      (USD Commitment -- $2,041,998)                               $    (19,040)
                                                                   ============

      -------------------------------------------------------------------------
      Foreign Currency                    Settlement                Unrealized
      Sold                                   Date                  Appreciation
      -------------------------------------------------------------------------
      CHF       1,963,566                December 2007             $     22,722
      EUR         236,170                December 2007                    3,266
      -------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts -- Net
      (USD Commitment -- $2,105,864)                               $     25,988
                                                                   ============

o     Currency Abbreviations:

      CHF     Swiss Franc
      EUR     Euro
      GBP     British Pound
      JPY     Japanese Yen
      USD     U.S. Dollar

      See Notes to Financial Statements.


20       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Statement of Assets and Liabilities     BlackRock Master International Portfolio

As of November 30, 2007 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value (identified cost -- $114,417,927) .............                      $ 126,306,359
Investments in affiliated securities, at value (identified cost -- $107,520) ...................                            107,520
Cash ...........................................................................................                              2,730
Unrealized appreciation on forward foreign exchange contracts ..................................                             25,988
Foreign cash (cost -- $987,978) ................................................................                            984,682
Receivables:
    Securities sold ............................................................................    $   4,153,903
    Dividends ..................................................................................          585,516
    Contributions ..............................................................................           69,567         4,808,986
                                                                                                    -------------
Prepaid expenses and other assets ..............................................................                              1,488
                                                                                                                      -------------
Total assets ...................................................................................                        132,237,753
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign exchange contracts ..................................                             19,040
Payables:
    Securities purchased .......................................................................        5,605,726
    Withdrawals ................................................................................          232,811
    Investment adviser .........................................................................           76,813
    Other affiliates ...........................................................................              876         5,916,226
                                                                                                    -------------
Accrued expenses and other liabilities .........................................................                             44,577
                                                                                                                      -------------
Total liabilities ..............................................................................                          5,979,843
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets .....................................................................................                      $ 126,257,910
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Investor's capital .............................................................................                      $ 114,303,465
Unrealized appreciation -- net .................................................................                         11,954,445
                                                                                                                      -------------
Net assets .....................................................................................                      $ 126,257,910
                                                                                                                      =============

      See Notes to Financial Statements.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       21

Statement of Operations                 BlackRock Master International Portfolio

For the Six Months Ended November 30, 2007 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (net of $79,623 foreign withholding tax) .............................................                      $   1,334,107
Interest from affiliates .......................................................................                             23,922
                                                                                                                      -------------
Total income ...................................................................................                          1,358,029
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees .......................................................................    $     462,392
Custodian fees .................................................................................           61,864
Accounting services ............................................................................           50,454
Professional fees ..............................................................................           17,537
Directors' fees and expenses ...................................................................            8,388
Pricing fees ...................................................................................            2,883
Printing and shareholder reports ...............................................................              441
Other ..........................................................................................            4,773
                                                                                                    -------------
Total expenses .................................................................................                            608,732
                                                                                                                      -------------
Investment income -- net .......................................................................                            749,297
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net .........................................................................        7,464,805
    Foreign currency transactions -- net .......................................................          (30,129)        7,434,676
                                                                                                    -------------
Change in unrealized appreciation on:
    Investments -- net .........................................................................         (598,087)
    Foreign currency transactions -- net .......................................................           36,068          (562,019)
                                                                                                    -------------------------------
Total realized and unrealized gain -- net ......................................................                          6,872,657
                                                                                                                      -------------
Net Increase in Net Assets Resulting from Operations ...........................................                      $   7,621,954
                                                                                                                      =============

      See Notes to Financial Statements.


22       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Statements of Changes in Net Assets     BlackRock Master International Portfolio

                                                                                                     For the Six
                                                                                                     Months Ended        For the
                                                                                                     November 30,       Year Ended
                                                                                                         2007             May 31,
Increase (Decrease) in Net Assets:                                                                    (Unaudited)          2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $     749,297     $   2,062,812
Realized gain -- net ...........................................................................        7,434,676        25,383,534
Change in unrealized appreciation -- net .......................................................         (562,019)       (7,673,440)
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        7,621,954        19,772,906
                                                                                                    -------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ....................................................................       16,938,348        43,466,052
Fair value of withdrawals ......................................................................      (24,896,264)      (66,120,001)
                                                                                                    -------------------------------
Net decrease in net assets derived from capital transactions ...................................       (7,957,916)      (22,653,949)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets ...................................................................         (335,962)       (2,881,043)
Beginning of period ............................................................................      126,593,872       129,474,915
                                                                                                    -------------------------------
End of period ..................................................................................    $ 126,257,910     $ 126,593,872
                                                                                                    ===============================

      See Notes to Financial Statements.

Financial Highlights                    BlackRock Master International Portfolio

                                                      For the Six
                                                      Months Ended
                                                      November 30,                    For the Year Ended May 31,
The following ratios have been derived from              2007        ------------------------------------------------------------
information provided in the financial statements.     (Unaudited)       2007        2006         2005         2004         2003
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...............         6.42%+       16.99%       25.58%       14.08%       21.12%      (11.64%)
                                                       ==========================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Expenses .........................................          .98%*         .96%         .98%         .95%         .94%         .97%
                                                       ==========================================================================
Investment income -- net .........................         1.21%*        1.64%        1.48%        1.51%        1.60%        1.48%
                                                       ==========================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .........     $126,258      $126,594     $129,475     $122,401     $146,726     $151,972
                                                       ==========================================================================
Portfolio turnover ...............................           85%          151%          96%          49%          74%         133%
                                                       ==========================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       23

Notes to Financial Statements (Unaudited)
                                        BlackRock Master International Portfolio

1. Significant Accounting Policies:

BlackRock Master International Portfolio (the "Portfolio") of BlackRock Master LLC (the "Master LLC") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15,2007, the Master LLC was organized as a Delaware statutory trust. The Limited Liability Company Agreement permits the Directors to issue nontransferable interests in the Master LLC, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities held by the Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Master LLC employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


24       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

                                        BlackRock Master International Portfolio

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements -- Effective November 30, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48 "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Fund files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio's tax returns remains open for the years ended May 31, 2004 through May 31, 2007.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       25

Notes to Financial Statements (concluded)
                                        BlackRock Master International Portfolio

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Master LLC, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates: .75% of the Portfolio's average daily net assets not exceeding $500 million and .70% of average daily net assets in excess of $500 million. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management International Limited ("BIMIL"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Portfolio to the Manager.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended November 30, 2007, the Portfolio reimbursed the Manager $1,088 for certain accounting services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2007 were $105,239,218 and $113,414,066, respectively.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.


26       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Officers and Directors

David O. Beim, Director
Richard S. Davis, Director
Ronald W. Forbes, Director
Henry Gabbay, Director
Dr. Matina Horner, Director
Rodney D. Johnson, Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Jr., Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
David R. Wilmerding, Jr., Advisory Board Member
Donald Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin llp
New York, NY 10019

Proxy Results

During the six-month period ended November 30, 2007, the shareholders* of BlackRock International Fund of BlackRock Series, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was a part of the reorganization of the Board of Directors of BlackRock Series, Inc. that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted    Shares Withheld
                                                                                   For           From Voting
--------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:         David O. Beim                   8,080,916          158,996
                                                Richard S. Davis                8,080,916          158,996
                                                Ronald W. Forbes                8,080,916          158,996
                                                Henry Gabbay                    8,080,916          158,996
                                                Dr. Matina Horner               8,080,959          158,953
                                                Rodney D. Johnson               8,080,916          158,996
                                                Herbert I. London               8,080,916          158,996
                                                Cynthia A. Montgomery           8,081,033          158,879
                                                Joseph P. Platt, Jr.            8,080,916          158,996
                                                Robert C. Robb, Jr.             8,080,916          158,996
                                                Toby Rosenblatt                 8,080,916          158,996
                                                Kenneth L. Urish                8,080,916          158,996
                                                Frederick W. Winter             8,080,916          158,996
--------------------------------------------------------------------------------------------------------------

* As a feeder fund of BlackRock Master International Portfolio of BlackRock Master LLC, the shareholders of BlackRock International Fund of BlackRock Series, Inc. also voted to elect the above-named individuals as Directors of BlackRock Master International Portfolio of BlackRock Master LLC.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       27

BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)    Select "eDelivery" under the "More Information" section

3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


28       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


            BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007       29

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


30       BLACKROCK INTERNATIONAL FUND              NOVEMBER 30, 2007

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

BlackRock International Fund
Of BlackRock Series, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                     #INTL-11/07

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and
BlackRock Master International Portfolio of BlackRock Master LLC


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer of
    BlackRock International Fund of BlackRock Series, Inc. and
    BlackRock Master International Portfolio of BlackRock Master LLC

Date: January 16, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock International Fund of BlackRock Series, Inc. and
    BlackRock Master International Portfolio of BlackRock Master LLC

Date: January 16, 2008


By: /s/ Neal J. Andrews
    -----------------------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock International Fund of BlackRock Series, Inc. and
    BlackRock Master International Portfolio of BlackRock Master LLC

    Date: January 16, 2008